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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 2 to this Registration Statement on Form S-3 of our report dated February 5, 1999 appearing on page 43 of Triangle Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended
December 31, 1998. We also consent to the reference to us under the heading "Experts."


PRICEWATERHOUSECOOPERS LLP


Raleigh, North Carolina
November 2, 1999